UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2009
Brigham Exploration Company
(Exact name of registrant as specified in its charter)

Delaware	001-34224	75-2692967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6300 Bridgepoint Parkway
Building Two, Suite 500
Austin, Texas 78730
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (512) 427-3300
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01. Other Events.
     On May 14, 2009, Brigham Exploration Company (referred to as “we,” “us,” or “our”) issued a press release announcing that we have commenced a public offering of 30,000,000 shares of our common stock. We will also grant the underwriters for the offering an option to purchase up to an additional 4,500,000 shares to cover over-allotments, if any. We are filing a copy of the press release as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibit 99.1 Press Release dated May 14, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
BRIGHAM EXPLORATION COMPANY
Date: May 14, 2009

By:	/s/ Eugene B. Shepherd, Jr.
Eugene B. Shepherd, Jr.
Executive Vice President & Chief Financial Officer

INDEX TO EXHIBITS

Item Number	Exhibit

99.1	Press Release dated May 14, 2009.